UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 7, 2012

METROPCS COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-33409	20-0836269
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2250 Lakeside Boulevard Richardson, Texas	75082
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 214-570-5800

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Stock Option and Restricted Stock Grants

On February 7, 2012, the Board of Directors (“Board”) of MetroPCS Communications, Inc. (“Company”) approved an award of options (“Options”) to acquire shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), and an award of restricted Common Stock (“Restricted Stock”), each to be granted on February 7, 2012 (“Grant Date”) to the named executive officers of the Company under the MetroPCS Communications, Inc. 2010 Equity Incentive Compensation Plan (“2010 Plan”) as follows:

Name	Position	Number of Options	Shares of Restricted Stock
Roger D. Linquist	Chief Executive Officer	510,000	220,000

Thomas C. Keys	President and Chief Operating Officer	230,000	100,000

J. Braxton Carter	Chief Financial Officer & Vice Chairman	215,000	95,000

Mark A. Stachiw	General Counsel, Secretary & Vice Chairman	130,000	55,000

Malcolm M. Lorang	Senior Vice President and Chief Technology Officer	60,000	25,000

All of the Option awards approved by the Board on February 7, 2011 will have an exercise price equal to the closing price of the Common Stock on the New York Stock Exchange on the Grant Date.

All of the Options and shares of Restricted Stock will vest over four years from the Grant Date as follows: twenty-five percent (25%) of the Options and shares of Restricted Stock will vest and, in the case of the Options, will become exercisable, on February 7, 2013; the remainder of the Options will vest and become exercisable upon the named executive officer’s completion of each additional month of service with the Company in a series of thirty-six (36) successive, equal monthly installments; and the remainder of the shares of Restricted Stock will vest upon the named executive officer’s completion of each additional quarter of service with the Company in a series of twelve (12) successive, equal quarterly installments.

Each named executive officer agrees to vote all unvested Restricted Stock in the same proportion as all other shares of Common Stock that are voted on any matter and to forfeit all dividends related to all unvested Restricted Stock.

2012 Annual Cash Incentive Performance Awards

On February 7, 2012, the Board also awarded annual cash performance awards under the MetroPCS Communications, Inc. 2010 Equity Compensation Plan to Messrs. Linquist, Keys, Carter, Stachiw and Lorang with target amounts and performance criteria consistent with the annual cash performance awards awarded in 2011 except that Mr. Keys’ and Mr. Carter’s target percentage as a percentage of such named executive officer’s compensation for 2012 was increased to 90% and 80%, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROPCS COMMUNICATIONS, INC.

Date: February 13, 2012	By:	/s/ J. Braxton Carter
J. Braxton Carter,
Chief Financial Officer & Vice Chairman